Exhibit 99.1

PURCHASE AND SALE AGREEMENT

This Purchase and Sale Agreement (this “Agreement”) is entered into by and between Maroon Private Trust Company, LLC, in its capacity as trustee (the “Selling Trustee”) of Margot and Tom Pritzker Foundation (the “Selling Trust”), and Hyatt Hotels Corporation, a Delaware corporation (the “Purchaser” or the “Company”), as of September 22, 2024. Each of the Selling Trustee and Purchaser is sometimes referred to herein as a “Party” and collectively as the “Parties” to this Agreement.

Recitals

WHEREAS, the Selling Trustee, in its capacity as trustee of the Selling Trust, owns an aggregate of 1,642,251 shares (the “Subject Shares”) of Class B Common Stock, par value $0.01 per share, of the Company; and

WHEREAS, the Selling Trustee, in its capacity as trustee of the Selling Trust, desires to sell and Purchaser desires to purchase the Subject Shares for a price per share of $152.23, subject to the terms and provisions of this Agreement.

Agreement

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1. Purchase and Sale. The Selling Trustee, in its capacity as trustee of the Selling Trust, agrees to sell the Subject Shares to Purchaser, and Purchaser agrees to purchase the Subject Shares on the Closing Date (as defined in Section 2 below). The purchase price for the Subject Shares shall be $152.23 per share, which represents the Volume Weighted Average Price for the Class A common stock, par value $0.01 per share, of the Company for the three (3) trading-day period ending September 20, 2024 as reported by Bloomberg, resulting in a total Purchase Price of $249,999,869.73 due to the Selling Trustee, in its capacity as trustee of the Selling Trust, from Purchaser (the “Purchase Price”), and which shall be payable in cash at the closing of such sale in accordance with the provisions of Section 3 hereof.

2. Closing. The closing of the transactions contemplated by this Agreement (the “Closing”) shall take place at the offices of Latham & Watkins LLP, 330 North Wabash Avenue, Suite 2800, Chicago, Illinois 60611, on September 24, 2024, or on such other date as the Parties may mutually determine (the “Closing Date”).

3. Closing Deliveries of Purchaser. At the Closing, Purchaser shall deliver the Purchase Price to the Selling Trustee, in its capacity as trustee of the Selling Trust, by wire transfer of immediately available funds to the account designated in writing by the Selling Trustee.

4. Closing Deliveries by the Selling Trustee. At the Closing, the Selling Trustee shall deliver, or cause to be delivered, to Purchaser, certificates representing the Subject Shares together with transfers and assignments separate from certificate with respect to the Subject Shares sufficient to transfer title to the Subject Shares to Purchaser on the books of the Company, including, as necessary, Medallion Guarantees.

5. Representations and Warranties of the Selling Trustee. The Selling Trustee represents and warrants to Purchaser that the statements contained in this Section 5 are true and correct as of the date of this Agreement and shall be true and correct as of the Closing Date, it being agreed that Purchaser is relying on each statement.

(a) Power; Legal, Valid and Binding Obligations. The Selling Trustee and the Selling Trust are duly organized and validly existing. The Selling Trustee has all necessary power and capacity under the trust instrument of the Selling Trust to execute and deliver this Agreement and each of the other agreements and instruments contemplated hereby (collectively, the “Ancillary Documents”) and to perform, observe and comply with all of its agreements and obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution, delivery and performance of this Agreement and the Ancillary Documents have been duly and validly authorized by all necessary action on the part of the Selling Trustee. This Agreement and the Ancillary Documents to which the Selling Trustee is or will be a party have been or will be duly and validly executed by the Selling Trustee and, upon delivery thereof by the Selling Trustee, will constitute the legal, valid and binding obligations of the Selling Trustee, enforceable against the Selling Trustee in accordance with their terms.

(b) No Conflict. None of the execution, delivery or performance by the Selling Trustee of this Agreement or any Ancillary Document to which it is or will be a party will (with or without the giving of notice, the lapse of time or both) conflict with, result in a breach or violation of or constitute a default under (a) any contract, agreement or other instrument to which the Selling Trustee is a party or by which the assets or property of the Selling Trust is bound or (b) any law, statute, rule, regulation, ordinance, writ, order or judgment to which the Selling Trustee is subject or by which the assets or property of the Selling Trust is bound.

(c) Consents. No approval, consent, waiver or filing of or with any third party, including, but not limited to, any governmental bodies, agencies or instrumentalities, is required for the execution, delivery and performance by the Selling Trustee of this Agreement or any Ancillary Document to which it is or will be a party other than such approvals, consents, waivers or filings previously obtained or made.

(d) Title to Shares; Liens and Encumbrances. The Selling Trustee is the owner of the Subject Shares in its capacity as trustee of the Selling Trust and holds such Subject Shares free and clear of all liens, pledges, options, claims, encumbrances and other security arrangements or restrictions of any kind other than restrictions under that certain Amended & Restated Global Hyatt Agreement dated October 1, 2009, under that certain Amended & Restated Foreign Global Hyatt Agreement dated October 1, 2009, and under the Company’s Amended and Restated Certificate of Incorporation (collectively, “Liens”), and upon delivery of such Subject Shares to Purchaser pursuant to the terms of this Agreement, Purchaser will receive good and marketable title thereto, free and clear of any and all Liens.

(e) Broker’s Fees. The Selling Trustee has no liability or obligation to pay any fees or commissions to any broker, finder or agent with respect to the transactions contemplated by this Agreement for which Purchaser could become liable or otherwise obligated.

(f) Independent Decision to Sell; Etc. The Selling Trustee has made an independent decision to sell the Subject Shares to Purchaser and has determined that it has adequate information concerning the business and financial condition of the Company in connection with its decision to sell the Subject Shares. The Selling Trustee understands the disadvantage to which it may be subject on account of the disparity of information between it and Purchaser, and further acknowledges that the Company and its affiliates may possess material, non-public information not known to the Selling Trustee regarding or relating to the Company, its affiliates or the Subject Shares. The Selling Trustee is capable, by reason of its business or financial knowledge and experience, of evaluating the merits and risks of the sale of the Subject Shares and of protecting its own interest in connection with the sale of the Subject Shares, and the Selling Trustee acknowledges that it has had the opportunity to discuss the information available to it relating to the sale of the Subject Shares with such advisors as it has deemed appropriate. The Selling Trustee acknowledges that Purchaser has not given it any investment advice or rendered any opinion to it as to whether the sale of the Subject Shares is prudent or suitable, and, except as expressly provided in Section 6 of this Agreement, it is not relying on any representation or warranty made by Purchaser in connection with its decision to sell the Subject Shares to Purchaser.

6. Representations and Warranties of Purchaser. Purchaser represents and warrants to the Selling Trustee that the statements contained in this Section 6 are true and correct as of the date of this Agreement and shall be true and correct as of the Closing Date, it being agreed that the Selling Trustee is relying on each such statement.

(a) Power; Legal, Valid and Binding Obligations. Purchaser is a duly incorporated and validly existing corporation organized under the laws of the State of Delaware. Purchaser has all necessary power and capacity to execute and deliver this Agreement and the Ancillary Documents, and to perform, observe and comply with all of its agreements and obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution, delivery and performance of this Agreement and the Ancillary Documents have been duly and validly authorized by all necessary action on the part of Purchaser. This Agreement and each of the Ancillary Documents to which it is or will be a party have been or will be duly and validly executed by Purchaser and, upon delivery thereof by Purchaser, will constitute the legal, valid and binding obligations of Purchaser, enforceable against it in accordance with their terms.

(b) No Conflict. None of the execution, delivery or performance by Purchaser of this Agreement or any Ancillary Document to which it is a party will (with or without the giving of notice, the lapse of time or both) conflict with, result in a breach or violation of or constitute a default under (a) any contract, agreement or other instrument to which Purchaser is a party or by which it or its assets or property is bound or (b) any law, statute, rule, regulation, ordinance, writ, order or judgment to which Purchaser is subject or by which it or its assets or property is bound.

(c) Consents. No approval, consent, waiver or filing of or with any third party, including, but not limited to, any governmental bodies, agencies or instrumentalities, is required for the execution, delivery and performance by Purchaser of this Agreement or any Ancillary Document to which it is or will be a party other than such approvals, consents, waivers or filings previously obtained or made.

(d) Legal Matters. There is no action, suit or proceeding by or before any court or governmental or other regulatory or administrative agency or commission pending, or, to the best of Purchaser’s knowledge, threatened against or involving Purchaser which challenges the validity of this Agreement or any action taken or to be taken by Purchaser pursuant to this Agreement or in connection with the transactions contemplated hereby. Purchaser is not subject to any judgment, order or decree entered into in any lawsuit or proceeding which will have an adverse effect on the transactions contemplated hereby.

(e) Broker’s Fees. Purchaser has no liability or obligation to pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement for which the Selling Trustee could become liable or otherwise obligated.

(f) Non-Public Information. Purchaser acknowledges that it has not provided any information that currently constitutes material, non-public information relating to the Company to the Selling Trustee, and further acknowledges that the Selling Trustee has not requested any such information from the Company. Purchaser represents that it is currently in an “open window” period under the Hyatt Hotels Corporation Insider Trading Compliance Program.

7. Miscellaneous.

(a) Survival of Representations and Warranties Herein. All representations, warranties and covenants set forth herein shall survive the Closing Date.

(b) Additional Documents. From time to time after execution of this Agreement, each Party hereto shall, without additional consideration, execute and deliver such further agreements and instruments and take such other action as may be reasonably requested by the other Party hereto in order to carry out the purposes of this Agreement.

(c) Amendment and Waiver. This Agreement cannot be amended, supplemented or modified, nor can any provision hereof be waived, except by a written instrument signed by the Party against whom enforcement of such amendment, supplement, modification or waiver is sought.

(d) Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be deemed to have been properly given (a) when delivered by hand; (b) when sent by facsimile or email (with acknowledgment of complete transmission); (c) three days after being sent by certified mail, return receipt requested or (d) one day after deposit with a nationally-recognized overnight delivery service, in each case to the addresses or facsimile numbers set forth on the signature page hereof. Each Party hereto shall be entitled to specify a different address or facsimile number for the receipt of subsequent notices or other communications by giving written notice thereof to the other Party in accordance with this Paragraph (d).

(e) Severability. If any term or provision of this Agreement, or the application thereof to any person, entity or circumstance, shall, to any extent, be determined to be contrary to law and unenforceable by any court of law, the remaining terms and provisions of this Agreement, and the application thereof to other persons, entities and circumstances, shall not be invalidated thereby, and each term and provision hereof shall be construed with all other remaining terms and provisions hereof to effect the intent of the parties to the fullest extent of the law.

(f) No Third Party Beneficiaries. This Agreement shall not confer any rights or remedies upon any person other than the parties hereto and their respective successors and permitted assigns.

(g) Governing Law. This Agreement shall be governed by and construed in accordance with the domestic laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

(h) Entire Agreement. This Agreement, including the other writings referred to herein or delivered pursuant hereto, constitutes the entire agreement between the Parties hereto with respect to the subject matter hereof.

(i) Binding Effect. This Agreement and all the provisions hereof shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns.

(j) Counterparts. This Agreement may be executed in any number of separate counterparts, each of which, when so executed, shall be deemed an original, and all of said counterparts taken together shall be deemed to constitute but one and the same instrument and, any signed counterpart shall be deemed delivered by the Party signing it if sent to the other Party hereto by facsimile transmission or electronic transmission and shall be as effective as original ink signatures for the purposes of the execution and delivery of this Agreement.

(k) Confidentiality. Unless the prior written consent of the other Party is obtained, the sale and purchase of the Subject Shares and all provisions of this Agreement shall be and remain confidential to the Parties, except to the extent that such information is in the public domain or disclosure is required by law or by any regulatory body whether public or not. For the avoidance of doubt, the Parties shall be permitted to disclose the terms of this Agreement to their professional or financial advisors who are aware of its confidential nature.

(l) Assignment. Purchaser may not, without the prior written consent of the Selling Trustee, assign, grant any security interest over, hold on trust or otherwise transfer the benefit of the whole or any part of this Agreement.

(m) Costs. All costs in connection with the negotiation, preparation, execution and performance of this Agreement, and any documents referred to in it, will be borne by the Party that incurred the costs.

(n) Trustee Exculpation. When this Agreement is executed by the trustee of any trust, such execution is by the trustee, not individually but solely as trustee in the exercise of and under the power and authority conferred upon and invested in such trustee, and it is expressly understood and agreed that nothing herein contained shall be construed as creating any liability on any such trustee personally to pay any amounts required to be paid hereunder or to perform any covenant, either express or implied, contained herein, all such liability, if any, being expressly waived by the parties hereto by their execution hereof. Any liability of any party which is a trust under this Agreement shall be only that of such trust to the full extent of its trust estate and shall not be a personal liability of any trustee, grantor or beneficiary thereof.

Signature page follows.

IN WITNESS WHEREOF, each of the Parties hereto has duly executed this Agreement as of the date first above written.

SELLING TRUSTEE:

Maroon Private Trust Company, LLC, solely in its capacity as trustee of Margot and Tom Pritzker Foundation

By:	/s/ Derek Arend
	Name:	Derek Arend
	Title:	President

Address:	Maroon Private Trust Company, LLC
350 South Main Avenue, Suite 401
Sioux Falls, South Dakota 57104

Signature Page to Purchase and Sale Agreement (MTPF)

PURCHASER:

HYATT HOTELS CORPORATION, a Delaware corporation

By:	/s/ Joan Bottarini
	Name:	Joan Bottarini
	Title:	Executive Vice President, Chief Financial Officer

Address:	150 North Riverside Plaza
Chicago, Illinois 60606

Signature Page to Purchase and Sale Agreement (MTPF)